UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018 (February 15, 2018)

TINTRI, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38117	26-2906978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 Ravendale Drive

Mountain View, California 94043

(Address of principal executive offices including zip code)

(650) 810-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On February 15, 2018, Tintri, Inc. (the “Company”) terminated its lease of certain office space located at 205 Ravendale Drive, Mountain View, California. The lease termination is part of an overall plan to drive efficiencies of the Company’s business. The Company anticipates surrendering the premises and substantially completing the lease termination in the first quarter of fiscal 2019. The Company expects to incur total costs of approximately $3.7 million in connection with the lease termination, comprised of a write-off of net leasehold costs of approximately $2.5 million, contract termination costs of approximately $1.8 million, partly offset by the recovery of deferred rental expenses of $0.6 million. The Company anticipates that these costs will result in approximately $1.8 million of cash expenditures related to contract termination costs.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the timing of the completion of the lease termination and surrender of the premises, and the timing and magnitude of any costs to be incurred and expenditures to be made in connection therewith. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could contribute to such differences include the Company’s ability to make payments in connection with and otherwise implement the lease termination; risks associated with the Company’s ability to achieve the benefits of the lease termination; and the risks more fully described in the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2017 filed with the Securities and Exchange Commission. The forward-looking statements in this Form 8-K are based on information available to the Company as of the date hereof, and Company disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tintri, Inc.

Date: February 21, 2018	By:	/s/ Ian Halifax
Ian Halifax
Chief Financial Officer